EXHIBIT 10.2

WAIVER TO

TERM LOAN CREDIT AGREEMENT

This Waiver, dated as of April 3, 2007 (this “Waiver”), is executed and delivered by D 56, INC., a Minnesota corporation (“D 56”), LENOX RETAIL, INC., a Minnesota corporation (“Lenox Retail”), LENOX, INCORPORATED, a New Jersey corporation (“Lenox” and, together with D 56 and Lenox Retail, “Borrowers” and each individually, a “Borrower”), the Term Loan Lenders party hereto and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Term Loan Lenders”) and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of September 1, 2005, as amended by that certain First Amendment thereto, dated as of January 23, 2006, by that certain Second Amendment thereto, dated as of April 27, 2006, and by that certain Waiver and Third Amendment thereto, dated as of February 9, 2007 (as such agreement may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Administrative Agent and Term Loan Lenders are willing to consent to a waiver of the requirement to comply with the provisions of Section 6.08(d) of the Credit Agreement, as and to the extent set forth in this Waiver and subject to the terms and conditions set forth herein;

WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Waiver;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Waiver shall have the same meanings ascribed to them in the Credit Agreement.

2.            Waiver. Administrative Agent and Term Loan Lenders hereby waive the requirement to comply with the provisions of Section 6.08(d) of the Credit Agreement solely for the time period ending on April 30, 2007 (the “Waiver Termination Date”). On the earlier of the Waiver Termination Date or the occurrence of any other Event of Default under the Credit Agreement, the foregoing waiver shall automatically terminate and the Borrowers shall be required to comply with the provisions of Section 6.08(d) of the Credit Agreement at all times thereafter.

3.            Conditions Precedent to Effectiveness. The effectiveness of this Waiver is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:

3.1.         Administrative Agent’s receipt of counterparts of this Waiver, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Required Lenders.

3.2.        The required lenders under the Revolving Credit Agreement shall have waived the requirement to comply with the provisions of Section 6.08(d) of the Revolving Credit Agreement until the Waiver Termination Date.

4.	Reference to and Effect Upon the Credit Agreement and other Loan Documents.

4.1.        The Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrowers and each other Loan Party. Without limiting the foregoing, the Liens granted pursuant to the Security Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

4.2.        The effect of this Waiver shall be limited precisely as written and, except as expressly set forth herein, shall not be deemed to be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document.

4.3.         Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.

5.            Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver by telecopier or email transmission shall be as effective as delivery of a manually executed counterpart signature page to this Waiver.

6.            Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Waiver (including, without limitation, reasonable attorneys’ fees).

7.            Governing Law. This Waiver shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

8.            Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS: D 56, INC. LENOX RETAIL, INC. LENOX, INCORPORATED

By:	/s/ Timothy J. Schugel
Name:	Timothy J. Schugel
Title:	Chief Operating and Financial Officer

GUARANTORS: LENOX GROUP INC. (formerly Department 56, Inc.) LENOX SALES, INC. FL 56 INTERMEDIATE CORP.

By:	/s/ Timothy J. Schugel
Name:	Timothy J. Schugel
Title:	Chief Operating and Financial Officer

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS LOAN FINANCE LLC, as a Term Loan Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Dinosaur SPIRET Loan Trust By: Wilmington Trust Company, not in its individual capacity but solely as trustee, as a Term Loan Lender

By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson Title: Sr. Financial Services Officer

By:	/s/ Ian P. Monigle
Name: Ian P. Monigle Title: Administrative Account Manager Authorized Signer

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Greyrock CDO Ltd, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Landmark CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Landmark II CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Landmark III CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Landmark IV CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Landmark V CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Landmark VI CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Barclays Bank PLC as a Term Loan Lender

By:	/s/ Marc Berg
Name: Marc Berg Title: Director

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

HARCH CLO II, LTD as a Term Loan Lender

By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt Title: AUTHORIZED SIGNATORY

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Nationwide Life Insurance Company [ ], as a Term Loan Lender

By:	/s/ Thomas M. Powers
Name: THOMAS M. POWERS Title: AUTHORIZED SIGNATORY

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Nationwide Mutual Insurance Company [ ], as a Term Loan Lender

By:	/s/ Thomas M. Powers
Name: THOMAS M. POWERS Title: AUTHORIZED SIGNATORY

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

Rivendell CBNA Funding LLC, for itself as agent for Rivendell CFPI Loan Funding LLC as a Term Loan Lender

By:	/s/ Richard Newcomb
Name: Richard Newcomb Title: Attorney-In-Fact

If second signature is necessary:

By:	N/A
Name: Title:

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

RCG Carpathia Master Fund, Ltd., as a Term Loan Lender

By:	/s/ Marc Baum
Name: Marc Baum Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)

WELLS FARGO FOOTHILL LLC, as a Term Loan Lender

By:	/s/ Patrick McCormack
Name: Patrick McCormack Title: Vice President

LENOX/D 56 WAIVER (TERM LOAN CREDIT AGREEMENT)